UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2022 (March 1, 2022)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective March 31, 2022, David J. Smetana will step down as Chief Financial Officer of Veris Residential, Inc., a Maryland corporation (the “General Partner”) and the general partner of Veris Residential, L.P. (the “Company,” and together with the General Partner, the “Registrants”), and terminate his employment with the General Partner. On March 1, 2022, the Board of Directors of the General Partner appointed Amanda Lombard, the Company’s current Chief Accounting Officer, to serve as Chief Financial Officer of the General Partner effective April 1, 2022. As Chief Financial Officer, Ms. Lombard will serve as both the principal financial officer and principal accounting officer of the Registrants.

Item 7.01 Regulation FD Disclosure

Beginning on March 7, 2022, the General Partner will participate in investor meetings at the Citi Global Property Conference during which members of the General Partner’s management will make presentations to investors. A copy of the General Partner’s investor presentation is furnished herewith as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “project,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors, including those listed in Exhibit 99.1 on page 2 and incorporated by reference herein. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

In connection with the foregoing, the Registrants hereby furnishes the following documents:

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Investor Presentation.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: March 7, 2022	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.
its general partner

Dated: March 7, 2022		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary